ORIGIN BANCORP, INC. _______ 2Q TWENTY22 INVESTOR PRESENTATION ORIGIN BANCORP, INC.

ORIGIN BANCORP, INC. _______ This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin Bancorp, Inc.'s ("Origin" or the "Company") future financial performance, business and growth strategy, projected plans and objectives, including the Company's loan loss reserves and allowance for credit losses related to the COVID-19 pandemic and any expected purchases of its outstanding common stock, and related transactions and other projections based on macroeconomic and industry trends, including expectations regarding and efforts to respond to the COVID-19 pandemic and changes to interest rates by the Federal Reserve and the resulting impact on Origin's results of operations, estimated forbearance amounts and expectations regarding the Company's liquidity, including in connection with advances obtained from the FHLB, which are all subject to change and may be inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such changes may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin's control. Statements or statistics preceded by, followed by or that otherwise include the words "assumes," "anticipates," "believes," "estimates," "expects," “foresees,” "intends," "plans," "projects," and similar expressions or future or conditional verbs such as "could," "may," “might,” "should," "will," and "would" and variations of such terms are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect the Company's future results and cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to: deterioration of Origin's asset quality; factors that can impact the performance of Origin's loan portfolio, including real estate values and liquidity in Origin's primary market areas; the financial health of Origin's commercial borrowers and the success of construction projects that Origin finances; changes in the value of collateral securing Origin's loans; Origin's ability to anticipate interest rate changes and manage interest rate risk (including the impact of higher interest rates on macroeconomic conditions, and customer and client behavior); the effectiveness of Origin's risk management framework and quantitative models; the risk of widespread inflation; Origin's inability to receive dividends from Origin Bank and to service debt, pay dividends to Origin's common stockholders, repurchase Origin's shares of common stock and satisfy obligations as they become due; business and economic conditions generally and in the financial services industry, nationally and within Origin's primary market areas, including the impact of supply-chain disruptions and labor pressures; changes in Origin's operation or expansion strategy or Origin's ability to prudently manage its growth and execute its strategy; changes in management personnel; Origin's ability to maintain important customer relationships, reputation or otherwise avoid liquidity risks; increasing costs as Origin grows deposits; operational risks associated with Origin's business; volatility and direction of market interest rates; increased competition in the financial services industry, particularly from regional and national institutions; difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which Origin operates and in which its loans are concentrated; an increase in unemployment levels and slowdowns in economic growth; Origin's level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial loans in Origin's loan portfolio; changes in laws, rules, regulations, interpretations or policies relating to financial institutions, and potential expenses associated with complying with such regulations; periodic changes to the extensive body of accounting rules and best practices; further government intervention in the U.S. financial system; compliance with governmental and regulatory requirements, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and others relating to banking, consumer protection, securities, and tax matters; Origin's ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; changes in the utility of Origin's non-GAAP liquidity measurements and its underlying assumptions or estimates; uncertainty regarding the transition away from the London Interbank Offered Rate ("LIBOR") and the impact of any replacement alternatives such as the Secured Overnight Financing Rate ("SOFR") on Origin's business; possible changes in trade, monetary, and fiscal policies, laws, and regulations and other activities of governments, agencies and similar organizations; natural disasters and adverse weather events, acts of terrorism, an outbreak of hostilities (including the impacts related to or resulting from Russia's military action in Ukraine, including the imposition of additional sanctions and export controls, as well as the broader impacts to financial markets and the global macroeconomic and geopolitical environments), regional or national protests and civil unrest (including any resulting branch closures or property damage), widespread illness or public health outbreaks or other international or domestic calamities, and other matters beyond Origin's control; and system failures, cybersecurity threats and/or security breaches and the cost of defending against them. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the sections titled "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in Origin's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") and any updates to those sections set forth in Origin's subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin's underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise. The risks relating to the proposed BTH merger include, without limitation, the timing to consummate the proposed merger; the risk that a condition to the closing of the proposed merger may not be satisfied; the parties' ability to achieve the synergies and value creation contemplated by the proposed merger; the parties' ability to promptly and effectively integrate the businesses of Origin and BTH, including unexpected transaction costs, the costs of integrating operations, severance, professional fees and other expenses; the diversion of management time on issues related to the merger; the failure to consummate or any delay in consummating the merger for other reasons; changes in laws or regulations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers and employees by competitors; and the difficulties and risks inherent with entering new markets. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Furthermore, many of these risks and uncertainties are currently amplified by, may continue to be amplified by, or may, in the future, be amplified by the COVID-19 pandemic and the impact of varying governmental responses that affect Origin's customers and the economies where they operate. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin's behalf may issue. Annualized, pro forma, adjusted projected and estimated numbers are used for illustrative purposes only, are not forecasts, and may not reflect actual results. Certain prior period amounts have been reclassified to conform to the current year financial statement presentations. These reclassifications did not impact previously reported net income or comprehensive income. Origin reports its results in accordance with United States generally accepted accounting principles ("GAAP"). However, management believes that certain supplemental non-GAAP financial measures used in managing its business may provide meaningful information to investors about underlying trends in its business. Management uses these non-GAAP measures to evaluate the Company's operating performance and believes that these non-GAAP measures provide information that is important to investors and that is useful in understanding Origin's results of operations. However, non-GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Origin's reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation: • Tangible common equity is defined as total common stockholders' equity less goodwill and other intangible assets, net. • Tangible book value per common share is determined by dividing tangible common equity by common shares outstanding at the end of the period. • Pre-tax, pre-provision earnings is calculated by adding provision for credit losses and income tax expense to net income. • Pre-tax, pre-provision return on average assets is calculated by dividing pre-tax, pre-provision earnings by number of days in the quarter, multiplying by the number of days in the year, then dividing by total average assets. • Pre-tax, pre-provision return on average stockholder's equity is calculated by dividing pre-tax, pre-provision earnings by number of days in the quarter, multiplying by the number of days in the year, then dividing by total average stockholder's equity. • Core deposits is calculated by subtracting brokered deposits and time deposits greater than $250,000 from total deposits. • Adjusted efficiency ratio is calculated by dividing the remainder of total noninterest expense less mortgage banking and insurance expense by the sum of net interest income plus the remainder of noninterest income less mortgage banking and insurance income. See slides 20-23 in this presentation for a reconciliation between the non-GAAP measures used in this presentation and their comparable GAAP numbers. 2 FORWARD-LOOKING STATEMENTS AND NON-GAAP MEASURES

ORIGIN BANCORP, INC. _______ 9 11 19 6 TEXAS Entry: DFW 2008 | Houston 2013 Loans: $3,005 Deposits: $2,798 LOUISIANA Entry: 1912 Loans: $1,397 Deposits: $2,902 DOLLARS IN MILLIONS, UNAUDITED (1) (2) 3 ORIGIN COMPANY SNAPSHOT • Origin Bancorp, Inc., the holding company for Origin Bank, is headquartered in Ruston, LA • Origin Bank was founded in 1912 • 45 banking centers operating across Texas, Louisiana & Mississippi DEPOSITS & LOANS BY STATE Note: All financial information is as of 6/30/22. (1) Non-market based deposits are not included in state deposits. (2) Excludes mortgage warehouse loans. MISSISSIPPI Entry: 2010 Loans: $594 Deposits: $603 10% 12% 46% 28% 44% 60% Loans (2)Deposits (1) ICS ICS

ORIGIN BANCORP, INC. _______ 4 A UNIQUE & DEFINED CULTURE

PERFORMANCE HIGHLIGHTS - SECOND QUARTER 2022

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

	QTD					YTD		
Balance Sheet	2Q22	1Q22	Linked Qtr % Δ	2Q21	YoY % Δ	2Q22	2Q21	YoY % Δ
Total Loans Held for Investment ("LHFI")	$5,528,093	$5,194,406	6.4 %	$5,396,306	2.4 %	$5,528,093	$5,396,306	2.4 %
Total Assets	8,111,524	8,112,295	—	7,268,068	11.6	8,111,524	7,268,068	11.6
Total Deposits	6,303,158	6,767,179	(6.9)	6,028,352	4.6	6,303,158	6,028,352	4.6
Tangible Book Value per Common Share[(1)(2)]	25.05	26.37	(5.0)	28.01	(10.6)	25.05	28.01	(10.6)
Income Statement								
Net Interest Income	$ 59,504	$ 52,502	13.3 %	$ 54,292	9.6 %	$ 112,006	$ 109,531	2.3 %
Noninterest Income	14,216	15,906	(10.6)	12,438	14.3	30,122	29,569	1.9
Noninterest Expense	44,150	42,774	3.2	37,832	16.7	86,924	77,268	12.5
Net Income	21,311	20,683	3.0	27,733	(23.2)	41,994	53,246	(21.1)
Pre-Tax, Pre-Provision Earnings ("PTPP")[(1)]	29,570	25,634	15.4	28,898	2.3	55,204	61,832	(10.7)
Diluted EPS	0.90	0.87	3.4	1.17	(23.1)	1.77	2.26	(21.7)
Dividends Declared per Common Share	0.15	0.13	15.4	0.13	15.4	0.28	0.23	21.7
Selected Ratios								
NIM - FTE	3.23 %	2.86 %	12.9 %	3.12 %	3.5 %	3.04 %	3.17 %	(4.1)%
Efficiency Ratio	59.89	62.53	(4.2)	56.69	5.6	61.16	55.55	10.1
Adjusted Efficiency Ratio[(2)]	55.35	59.93	(7.6)	51.50	7.5	57.50	51.28	12.1
ROAA (annualized)	1.08	1.04	3.8	1.49	(27.5)	1.06	1.45	(26.9)
ROAE (annualized)	12.81	11.61	10.3	16.54	(22.6)	12.19	16.14	(24.5)
PTPP ROAA (annualized)[(1)]	1.49	1.29	15.5	1.55	(3.9)	1.39	1.68	(17.3)
PTPP ROAE (annualized)[(1)]	17.77	14.39	23.5	17.23	3.1	16.02	18.74	(14.5)
Total Nonperforming Assets to Total Assets	0.23	0.32	(28.1)	0.51	(54.9)	0.23	0.51	(54.9)
Allowance for Loan Credit Losses to Total LHFI	1.14	1.20	(5.0)	1.43	(20.3)	1.14	1.43	(20.3)
Net Charge-offs to Total Average LHFI (annualized)	0.12	0.14	(14.3)	0.20	(40.0)	0.13	0.21	(38.1)

(1) A decline of $121.7 million in accumulated other comprehensive loss during the YTD period ended June 30, 2022, negatively impacted total stockholders' equity and tangible common equity and caused tangible book value per common share to decline by $5.11 primarily due to the steepening of the short end of the yield curve that occurred during 2022 and its impact on our investment portfolio, however it did not impact regulatory capital.

(2) As used in this presentation, tangible book value per common share, PTPP, adjusted efficiency ratio, PTPP ROAA, and PTPP ROAE are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see slides 20-23 of this presentation.

ORIGIN BANCORP, INC.
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ORIGIN BANCORP, INC. _______ TRENDING KEY MEASURES 47,785 73,720 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 Total Revenues ($) UNAUDITED Diluted EPS ($)Net Income ($) Total LHFI excluding PPP and MW LOC ($) Total Deposits ($) 0.53 0.90 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 12,702 21,311 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3,672 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 4,995 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 DOLLARS IN THOUSANDS DOLLARS IN THOUSANDS DOLLARS IN MILLIONS DOLLARS IN MILLIONS Core Deposits ($)(1) 3,117 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 DOLLARS IN MILLIONS (1) As used in this presentation, core deposits is a non-GAAP financial measure. For a reconciliation of non-GAAP financial measures to their comparable GAAP measures, see slides 20-23 of this presentation. 6 3,102 6,1036,303

TRENDING KEY MEASURES CONTINUED

UNAUDITED

Pre-Tax Pre-Provision Earnings ($)(1)

DOLLARS IN THOUSANDS



15,773
29,570
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22

Net Charge Offs ($)

DOLLARS IN THOUSANDS



121
1,553
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22

Net Charge Offs to Total Average LHFI (%)(2)



0.01
0.12
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22

Efficiency Ratio (%)



66.99
59.89
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22

Adjusted Efficiency Ratio (%)(1)



60.62
55.35
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22

Tangible Book Value per Common Share ($)(1)(3)



21.07
25.05
2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22

(1) As used in this presentation, PTPP, Adjusted efficiency ratio, and tangible book value per common share are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see slides 20-23 of this presentation.

(2) Annualized.

(3) A decline of $121.7 million in accumulated other comprehensive loss during the YTD period ended June 30, 2022, negatively impacted total stockholders' equity and tangible common equity and caused tangible book value per common share to decline by $5.11 primarily due to the steepening of the short end of the yield curve that occurred during 2022 and its impact on our investment portfolio, however it did not impact regulatory capital.

ORIGIN BANCORP, INC.
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ORIGIN BANCORP, INC. _______ 8 1,741 1,956 2,247 2,620 3,005 1,067 1,127 1,343 1,545 1,711 674 829 904 1,075 1,294 DFW Houston 2018 2019 2020 2021 2Q2022 Deposit Trends by Texas Market ($) (2) Loan Trends by Texas Market ($) (1) TEXAS GROWTH STORY Texas Franchise Highlights DOLLARS IN MILLIONS, UNAUDITED • 20 branches throughout 5 counties in the 4th and 5th largest MSAs in the United States • Texas franchise represents 60% of LHFI, excluding mortgage warehouse loans, and 44% of deposits, excluding non-market-based deposits, at June 30, 2022 1,395 1,854 2,574 3,132 2,798 772 989 1,581 1,925 1,655 623 865 993 1,207 1,143 DFW Houston 2018 2019 2020 2021 2Q2022 CAGR 16.9% CAGR 22.0% (1) Excludes mortgage warehouse loans and, for all periods prior to 2Q2022, PPP loans. (2) Non-market based deposits are not included in state deposits.

ORIGIN BANCORP, INC. _______ ORIGIN BANK + BTH —— ENHANCING —— OUR TEXAS FRANCHISE • Shared cultures and business models focused on relationship banking leading to seamless integration • Compelling footprint expansion along I-20 corridor in East Texas with meaningful overlap in DFW • Significant opportunity for growth in new and existing markets by building and expanding client relationships • ~50% C&I loans, a unique TX opportunity • Financially attractive with double digit earnings accretion and ~2.2 year TBVPS earnback • Pro forma capital ratios remain strong, positioning OBNK for continued, robust organic growth • All regulatory and shareholder approvals received - expected to close 3Q22 9

ORIGIN BANCORP, INC. _______ 10 ORGANIC LOAN GROWTH 3,581 3,869 4,094 4,498 4,995 2018 2019 2020 2021 2Q2022 2,000 3,000 4,000 5,000 LHFI Key Data DOLLARS IN MILLIONS, UNAUDITED IDT 582632 • LHFI, excluding PPP and mortgage warehouse lines of credit, increased 39.5% from 12/31/2018, with a CAGR of 10.0%. Total C&I, excluding PPP, owner occupied CRE and C&D, increased 23.5% from 12/31/2018, with a CAGR of 6.2%. • Total LHFI at 6/30/2022, excluding mortgage warehouse lines of credit and PPP, were $5.00 billion, reflecting a strong $336.3 million, or 29.0% annualized increase, compared to the linked quarter. • Total mortgage warehouse lines of credit were $531.9 million, or 9.6%, of total LHFI at 6/30/2022. LHFI excluding MW LOC and PPP Growth ($) CAGR: 10.0% 1,803 1,902 1,833 2,032 2,226 2018 2019 2020 2021 2Q2022 1,000 2,000 3,000 437 582632 C&I (excluding PPP), Owner Occupied CRE and C&D Growth ($) CAGR: 6.2%

WELL DIVERSIFIED LOAN PORTFOLIO

DOLLARS IN MILLIONS, UNAUDITED

Loan Composition at 6/30/2022: (1) $5,527



Residential Real Estate & Consumer 18%
Commercial & Industrial ("C&I") 26%
Owner Occupied Construction/ Land/Land Development ("C&D"): 3%
Non-Owner Occupied CRE: 24%
MW LOC: 10%
Owner Occupied Commercial Real Estate ("CRE"): 11%
Non-Owner Occupied C&D: 8%
C&I, Owner Occupied CRE and C&D, MW LOC: 50%
Non-Owner Occupied CRE and C&D: 32%

C&I, Owner Occupied CRE and C&D, MW LOC: (1) $2,758



MW LOC: 10%
Real Estate & Construction: 8%
Finance & Insurance: 6%
Transportation Svcs: 4%
Commercial Svcs: 2%
Retail Dealers: 2%
Retail Shopping: 2%
Restaurants: 2%
Professional Svcs: 1%
Consumer Svcs: 1%
Banks: 1%
Healthcare: 1%
Materials&Commodities: 1%
Entertainment: 1%
Misc: 7%
Energy: 1%

Loan Portfolio Details

(Dollars in thousands)	2Q22	1Q22	4Q21	3Q21	2Q21
C&I excl. PPP	$1,429,338	$1,326,443	$1,348,474	$1,218,246	$1,200,881
Owner Occupied CRE	609,358	588,279	523,655	473,558	457,895
Owner Occupied C&D	187,249	179,074	160,131	151,650	122,933
MW LOC	531,888	503,249	627,078	713,339	865,255
Total Commercial	2,757,833	2,597,045	2,659,338	2,556,793	2,646,964
Non-Owner Occupied CRE	1,299,696	1,213,103	1,169,857	1,116,961	1,022,641
Non-Owner Occupied C&D	448,307	414,276	369,952	367,270	374,237
Residential Real Estate	1,005,623	922,054	909,739	913,411	966,301
Consumer Loans	15,733	15,774	16,684	15,896	16,253
PPP Loans	901	32,154	105,761	216,957	369,910
Total Loans	$5,528,093	$5,194,406	$5,231,331	$5,187,288	$5,396,306

(1) *Does not include loans held for sale or PPP loans.*

Non-Owner Occupied CRE and C&D: (1) $1,748



Misc: 4%
Finance & Insurance: 1%
Restaurant: 1%
Hotel: 2%
Multi-family: 2%
Healthcare: 4%
Real Estate & Construction: 6%
Retail Shopping: 6%
Office Building: 6%

11
ORIGIN BANCORP, INC.

DEPOSIT TRENDS

DOLLARS IN MILLIONS, UNAUDITED

Average Deposits ($)



6,244
227
632
1,838
3,547
6,206
582
1,966
3,658
6,289
562
2,111
3,616
6,729
535
2,218
3,976
6,559
503
2,289
3,767
2Q21
3Q21
4Q21
1Q22
2Q22
Interest-bearing Demand
Time Deposits
Noninterest-bearing
Brokered

Deposit Cost Trends (QTD Annualized) (%)



0.78
0.67
0.59
0.54
0.49
0.77
0.31
0.30
0.28
0.26
0.29
0.22
0.21
0.19
0.17
0.19
0.07
0.09
0.08
0.12
2Q21
3Q21
4Q21
1Q22
2Q22
Time Deposits
Cost of Interest-bearing Deposits
Cost of Total Deposits
Average Quarterly Fed Funds Rate

Time Deposit Repricing Schedule *

Maturity	Balance ($)	WAR (%)
3Q22	159	0.35
4Q22	114	0.37
1Q23	60	0.44
2Q23	61	0.48
3Q23+	95	0.79
Total	489	0.47

* Projection is based upon June 30, 2022, time deposit balances.

- **Average deposit rate decreased 3 basis points from 0.22% in 2Q21 to 0.19% in 2Q22. Average quarterly fed funds rate increased 69 basis points from 0.07% at 2Q21 to 0.77% at 2Q22.**
- **The beta of the cost of total deposits to the quarterly average fed funds rate is 3.0% 2Q22 compared to 1Q22.**
- **Average noninterest-bearing deposits increased $450.9 million compared to the 2Q21 quarter and represented 34.9% of total average deposits.**
- **Overall cost of total deposits has declined 13.6% since 2Q21.**
- **There were $150.1 million in new and renewed CD's during 2Q22 with a weighted average interest rate of 0.20%.**

ORIGIN BANCORP, INC.
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ORIGIN BANCORP, INC. _______ 1.66 1.52 1.35 1.36 0.94 Classified LHFI / Total LHFI excl. PPP Loans (%) Net Charge-Offs / Average LHFI excl. PPP Loans (annualized) (%) 2Q21 3Q21 4Q21 1Q22 2Q22 0.23 0.24 0.22 0.14 0.12 0.61 0.49 0.49 0.41 0.25 0.61 0.52 0.50 0.42 0.13 Nonperforming LHFI / LHFI excl. PPP loans (%) Past due LHFI / LHFI excl. PPP loans (%) 2Q21 3Q21 4Q21 1Q22 2Q22 13 CREDIT QUALITY Asset Quality Trends (%) Allowance for Loan Credit Losses ("ALCL") 77,104 69,947 64,586 62,173 63,123 1.43 1.35 1.84 1.63 1.43 1.33 1.25 ALCL as a percentage of LHFI excl. PPP and MW LOC (%) ALCL as a percentage of LHFI (%) ALCL ($) 2Q21 3Q21 4Q21 1Q22 2Q22 • Provision for credit loss expense for 2Q22 was $3.5 million, compared to a net benefit of $327,000 in 1Q22, and net benefit of $5.6 million in 2Q21. The increase in the provision expense during the current period is primarily due to growth in all portfolio segments of LHFI. • ALCL to nonperforming LHFI is 448.16% at 2Q22, 293.53% at 1Q22, and 252.78% at 2Q21. DOLLARS IN THOUSANDS, UNAUDITED 1.201.23 1.14

ORIGIN BANCORP, INC. _______ $1,896 $1 $12 $6 $10 $— At O r Abo ve Fl oo rs Belo w Fl oo r B y 1-2 5 b ps Belo w Fl oo r B y 26 -50 bp s Belo w Fl oo r B y 51 -75 bp s Belo w Fl oo r B y 76 -10 0 b ps Belo w Fl oo r B y >1 00 bp s $0 $1,000 $2,000 $3,000 $1.93 billion - total $1.90 billion 100% Beta $30.0 million "in the money" floors 14 LHFI: Fixed \ Variable (by Index) at 6/30/2022 Fixed: 45% Floating: 55% YIELDS, COSTS AND LHFI PROFILE Yield on LHFI (%) 4.00 4.05 4.11 4.08 4.26 3.97 3.98 3.94 3.95 4.21 3.25 3.25 3.25 3.29 3.94 0.10 0.09 0.09 0.23 1.02 Yield on LHFI Yield on LHFI excl. PPP Loans Avg. Prime Rate Avg. 1M LIBOR 2Q21 3Q21 4Q21 1Q22 2Q22 Cost of Funds (%) Impact of Floors on 1M LIBOR & Prime Indexed Loans(1) 98.48% 0.05% 0.61% 0.33% 0.51% 0.02% (1) Excluding Mortgage Warehouse Lines of Credit. 0.38 0.37 0.34 0.33 0.35 Cost of Total Deposits & Borrowings Cost of Interest Bearing Deposits Cost of Total Deposits 2Q21 3Q21 4Q21 1Q22 2Q22 0.31 0.30 0.28 0.26 0.22 0.21 0.19 0.17 0.19 0.29

ORIGIN BANCORP, INC. _______ 15 DOLLARS IN THOUSANDS, UNAUDITED 54,292 52,541 54,180 52,502 59,504 41,323 42,884 45,035 46,202 54,241 7,416 5,962 5,385 3,897 4,544 5,553 3,695 3,760 2,403 719 3.12 3.02 3.06 2.86 3.23 2.97 2.87 2.85 2.70 3.14 Net Interest Income excl. PPP & MW LOC ($) MW LOC Net Interest Income ($) PPP Net Interest Income ($) NIM (FTE) (%) NIM (FTE) excl. PPP & MW LOC (%) 2Q21 3Q21 4Q21 1Q22 2Q22 NET INTEREST INCOME AND NIM TRENDS 54,241 46,202 4,196 2,096 1,557 394 212 164 (282) (298) 1Q 22 RE Lo an s Inv es tm en t S ec . C&I E xc l P PP Non -M ar k. Equ ity Sec .-O the r F in. In sti . IB B al. D FB Othe r Sav ing s & IB Tr an sa cti on A cc ts. FH LB & O the r Bor ro wing s 2Q 22 45,000 50,000 55,000 3.14 2.70 0.25 0.14 0.07 0.03 0.02 (0.02) (0.02) (0.03) 1Q 22 IB B al. D FB RE Lo an s C&I e xc l. P PP Inv es tm en t S ec . Non -M ar k. Equ ity Sec .-O the r F in. In sti . Sav ing s & IB Tr an sa cti on A cc ts. FH LB & O the r Bor ro wing s Othe r 2Q 22 2.50 2.75 3.00 3.25 Net Interest Income Changes Excl. PPP and MW LOC - 2Q22 ($) NIM Changes Excl. PPP and MW LOC - 2Q22 (%) INIM

INVESTMENT SECURITIES

DOLLARS IN MILLIONS, UNAUDITED

Investment Securities Average Balance and Yield



1,030
1,133
1,505
1,662
1,869
1.83
1.76
1.63
1.59
1.85
2Q21
3Q21
4Q21
1Q22
2Q22
Total Securities ($)
Yield (%)

Accumulated Other Comprehensive (Loss) Income[1] ($)



18.9
11.9
5.7
(65.9)
(116.0)
2Q21
3Q21
4Q21
1Q22
2Q22

- **The available for sale securities portfolio ended the 2Q22 quarter with a net unrealized loss of $147.6 million, pre-tax, largely due to the steepening of the short end of the yield curve during the first half of the year.**
- **The average balance of investment securities increased $206.6 million. Investment security purchases exceeded $500 million during 2022, with a weighted average yield of 2.06%. The majority of these purchases were during 1Q22.**
- **Total portfolio weighted average effective duration was 4.39 years as of 6/30/2022.**

Available for Sale Securities

Sector		Fair Value	%	Market Price	WAL	Effective Duration
Treasury/ Agency	$	257.0	14.2 %	96.52	2.81	2.66
MBS		759.9	42.2	94.39	5.32	4.28
CMO		229.6	12.7	93.96	5.88	4.12
Municipal		401.9	22.3	94.96	9.18	6.69
Corporate/ Other		156.0	8.6	94.72	5.70	3.20
Total	$	1,804.4	100 %	94.82	6.00	4.39

(1) The accumulated other comprehensive (loss) income primarily represents the unrealized loss, net of tax benefit, of available for sale securities and is a component of equity.

ORIGIN BANCORP, INC.
16

ORIGIN BANCORP, INC. _______ Service Charges & Fees Mortgage Banking Revenue Insurance Commission & Fee Income Other 2Q183Q184Q181Q192Q193Q194Q191Q20 2Q203Q204Q201Q212Q213Q214Q211Q222Q22 17 Net Interest Income Noninterest Income 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Noninterest Income ($) Net Interest Income + Noninterest Income ($) NET REVENUE DISTRIBUTION DOLLARS IN THOUSANDS, UNAUDITED Components of Other Noninterest Income 73,720 10,615 2Q22 1Q22 4Q21 3Q21 2Q21 Gain on Fair Value of Lincoln Agency $ — $ — $ 5,200 $ — $ — BTH Merger Transaction Expenses 807 571 — — — Limited Partnership Investment Income 282 (363) 50 3,078 801 Swap Fee Income (loss)(1) 1 139 (285) 727 24 Valuation Income 1 (151) 11 (145) 125 Gain on Sale of Securities — — 75 — 5 Other 804 1,160 1,973 2,111 1,929 Total $ 1,895 $ 1,356 $ 7,024 $ 5,771 $ 2,884 (1) To benefit future income, the Company elected to unwind a one-way swap during the quarter ended December 31, 2021, and paid an early termination fee of $296,000. 47,785 14,216

ORIGIN BANCORP, INC. _______ 37,832 39,165 40,346 42,774 44,150 22,354 23,629 24,718 26,488 27,319 4,349 4,353 4,306 4,427 4,514 2,313 2,329 2,302 2,486 2,641 2,154 1,949 1,880 1,305 1,517 1,498 1,598 1,849 1,560 2,163 5,164 5,307 5,291 6,508 5,996 Salaries and Employee Benefits Occupancy and Equipment, net Data Processing Loan-related Expenses Office and Operations Other 2Q21 3Q21 4Q21 1Q22 2Q22 18 Efficiency Ratios (%) (1) NONINTEREST EXPENSE ANALYSIS DOLLARS IN THOUSANDS, UNAUDITED Noninterest Expense Composition ($) Consolidated Efficiency Ratio Adjusted Efficiency Ratio 2Q21 3Q21 4Q21 1Q22 2Q22 51 .5 0% 53 .0 4% 57 .2 1% 52 .5 5% 56 .9 2% 62 .5 3% 59 .8 9% 59 .9 3% 55 .3 5% 56 .6 9 % Operating Leverage (%) (1) As used in this presentation, adjusted efficiency ratio is a non-GAAP financial measure. For a reconciliation of non-GAAP financial measures to their comparable GAAP measures, see slides 20-23 of this presentation. E FF IC IE N C Y R A TI O (% ) N IE / A V E R A G E A S S E TS (% ) 2.38 2.28 2.16 2.17 2.03 2.08 2.12 2.16 2.23 58.47 56.41 57.86 54.49 56.69 57.21 56.92 62.53 59.89 2Q20 4Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 40 60 80 100 1.5 2.0 2.5 3.0

ORIGIN BANCORP, INC. _______ 8.9 9.2 9.2 8.8 9.1 9.2 9.5 9.7 9.3 9.5 Company Level Bank Level 2Q21 3Q21 4Q21 1Q22 2Q22 11.2 11.4 11.4 11.3 10.9 11.6 11.8 12.0 11.9 11.4 Company Level Bank Level 2Q21 3Q21 4Q21 1Q22 2Q22 19 CAPITAL Bank Level Company Level Sub-debt Impact 14.9 15.0 14.8 14.6 14.0 13.9 14.0 14.1 13.9 13.3 Company Level Bank Level 2Q21 3Q21 4Q21 1Q22 2Q22 Tier 1 Capital to Average Assets (Leverage Ratio) Changes - 1Q22 (%)(1) 8.83 0.53 0.27 (0.05) (0.13) (0.11) (0.25) 1Q 22 Int ere st- be ari ng ba nk ba lan ce s Net Inc om e Othe r CRE AFS U nre ali ze d G ain A dju stm en t AFS S ec uri tie s 2Q 22 8.00 9.00 10.00 ICap ICap Total Capital to Risk-Weighted Assets (%)(1)Tier 1 Capital to Risk-Weighted Assets (%)(1) Tier 1 Capital to Average Assets (Leverage Ratio) (%)(1) (1) June 30, 2022, ratios are estimated. 9.09

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of Core Deposits:

	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20
Total Deposits	$ 6,303,158	$ 6,767,179	$ 6,570,693	$ 6,158,768	$ 6,028,352	$ 6,346,194	$ 5,751,315	$ 5,935,925	$ 5,372,222
Less: Brokered Deposits	—	—	—	—	—	571,673	431,180	835,902	490,881
Less: Time Deposits > $250K	200,469	213,861	222,656	245,312	264,566	276,629	271,272	275,112	311,256
Core Deposits	$ 6,102,689	$ 6,553,318	$ 6,348,037	$ 5,913,456	$ 5,763,786	$ 5,497,892	$ 5,048,863	$ 4,824,911	$ 4,570,085

	1Q20	4Q19	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18
Total Deposits	$ 4,556,246	$ 4,228,612	$ 4,284,317	$ 3,855,012	$ 3,898,248	$ 3,783,138	$ 3,727,158	$ 3,672,097
Less: Brokered Deposits	435,138	152,556	330,370	139,181	327,693	332,341	278,784	239,818
Less: Time Deposits > $250K	309,918	319,055	341,728	349,262	356,298	364,080	343,082	315,741
Core Deposits	$ 3,811,190	$ 3,757,001	$ 3,612,219	$ 3,366,569	$ 3,214,257	$ 3,086,717	$ 3,105,292	$ 3,116,538

Calculation of PTPP Earnings:

	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20
Net Income	$ 21,311	$ 20,683	$ 28,322	$ 26,978	$ 27,733	$ 25,513	$ 17,552	$ 13,095	$ 4,957
Plus: Provision for Credit Losses	3,452	(327)	(2,647)	(3,921)	(5,609)	1,412	6,333	13,633	21,403
Plus: Income Tax Expense	4,807	5,278	4,860	6,242	6,774	6,009	4,431	3,206	786
PTPP Earnings	$ 29,570	$ 25,634	$ 30,535	$ 29,299	$ 28,898	$ 32,934	$ 28,316	$ 29,934	$ 27,146

	1Q20	4Q19	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18
Net Income	$ 753	$ 12,827	$ 14,617	$ 12,283	$ 14,155	$ 13,178	$ 12,318	$ 12,702
Plus: Provision for Credit Losses	18,531	2,377	4,201	1,985	1,005	1,723	504	311
Plus: Income Tax Expense	(427)	3,175	3,620	2,782	3,089	2,725	2,568	2,760
PTPP Earnings	$ 18,857	$ 18,379	$ 22,438	$ 17,050	$ 18,249	$ 17,626	$ 15,390	$ 15,773

ORIGIN BANCORP, INC.
20

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

Calculation of Tangible Book Value per Common Share[(1)]:

	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20
Total Common Stockholders' Equity	$ 646,373	$ 676,865	$ 730,211	$ 705,667	$ 688,235	$ 656,355	$ 647,150	$ 627,637	$ 614,781
Less: Goodwill and Other Intangible Assets, net	50,053	50,578	51,330	29,830	30,024	30,246	30,480	30,717	30,953
Tangible Common Equity	$ 596,320	$ 626,287	$ 678,881	$ 675,837	$ 658,211	$ 626,109	$ 616,670	$ 596,920	$ 583,828
Divided by Common Shares Outstanding at Period End	23,807,677	23,748,748	23,746,502	23,496,058	23,502,215	23,488,884	23,506,312	23,506,586	23,501,233
Tangible Book Value per Common Share	$ 25.05	$ 26.37	$ 28.59	$ 28.76	$ 28.01	$ 26.66	$ 26.23	$ 25.39	$ 24.84

	1Q20	4Q19	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18
Total Common Stockholders' Equity	$ 606,631	$ 599,362	$ 588,363	$ 584,293	$ 568,122	$ 549,779	$ 531,919	$ 519,356
Less: Goodwill and Other Intangible Assets, net	31,241	31,540	31,842	32,144	32,497	32,861	33,228	24,113
Tangible Common Equity	$ 575,390	$ 567,822	$ 556,521	$ 552,149	$ 535,625	$ 516,918	$ 498,691	$ 495,243
Divided by Common Shares Outstanding at Period End	23,475,948	23,480,945	23,481,781	23,774,238	23,745,985	23,726,559	23,621,235	23,504,063
Tangible Book Value per Common Share	$ 24.51	$ 24.18	$ 23.70	$ 23.22	$ 22.56	$ 21.79	$ 21.11	$ 21.07

Calculation of Adjusted Efficiency Ratio:

	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20
Net Interest Income	$ 59,504	$ 52,502	$ 54,180	$ 52,541	$ 54,292	$ 55,239	$ 51,819	$ 50,617	$ 46,290
Less: Insurance and Mortgage Net Interest Income	1,082	875	946	1,048	979	1,003	1,236	1,125	1,204
Total Noninterest Income	14,216	15,906	16,701	15,923	12,438	17,131	15,381	18,051	19,076
Less: Insurance and Mortgage Noninterest Income	8,047	10,552	5,683	6,179	5,815	8,348	9,326	12,741	13,826
Adjusted Total Revenue	64,591	56,981	64,252	61,237	59,936	63,019	56,638	54,802	50,336
Total Noninterest Expense	44,150	42,774	40,346	39,165	37,832	39,436	38,884	38,734	38,220
Less: Insurance and Mortgage Noninterest Expense	8,397	8,626	6,580	6,688	6,964	7,252	7,195	7,746	7,944
Adjusted Total Noninterest Expense	35,753	34,148	33,766	32,477	30,868	32,184	31,689	30,988	30,276
Adjusted Efficiency Ratio	55.35 %	59.93 %	52.55 %	53.03 %	51.50 %	51.07 %	55.95 %	56.55 %	60.15 %

	1Q20	4Q19	3Q19	2Q19	1Q19	4Q18	3Q18	2Q18
Net Interest Income	$ 42,810	$ 44,095	$ 44,622	$ 42,969	$ 42,026	$ 42,061	$ 39,497	$ 37,170
Less: Insurance and Mortgage Net Interest Income	872	735	776	457	346	409	359	189
Total Noninterest Income	12,144	10,818	12,880	11,176	11,604	10,588	10,237	10,615
Less: Insurance and Mortgage Noninterest Income	6,456	5,787	6,295	6,288	6,116	4,769	5,927	4,143
Adjusted Total Revenue	47,626	48,391	50,431	47,400	47,168	47,471	43,448	43,453
Total Noninterest Expense	36,097	36,534	35,064	37,095	35,381	35,023	34,344	32,012
Less: Insurance and Mortgage Noninterest Expense	6,463	6,432	6,435	6,343	6,096	6,429	7,055	5,670
Adjusted Total Noninterest Expense	29,634	30,102	28,629	30,752	29,285	28,594	27,289	26,342
Adjusted Efficiency Ratio	62.22 %	62.21 %	56.77 %	64.88 %	62.09 %	60.23 %	62.81 %	60.62 %

[(1)] A decline of $121.7 million in accumulated other comprehensive loss during the YTD period ended June 30, 2022, negatively impacted total stockholders' equity and tangible common equity and caused tangible book value per common share to decline by $5.11 primarily due to the steepening of the short end of the yield curve that occurred during 2022 and its impact on our investment portfolio, however it did not impact regulatory capital.

ORIGIN BANCORP, INC.
21

ORIGIN BANCORP, INC. _______ 2Q22 1Q22 2Q21 Calculation of PTPP Earnings: Net Income $ 21,311 $ 20,683 $ 27,733 Plus: Provision for Credit Losses 3,452 (327) (5,609) Plus: Income Tax Expense 4,807 5,278 6,774 PTPP Earnings $ 29,570 $ 25,634 $ 28,898 Calculation of PTPP ROAA and PTPP ROAE: PTPP Earnings $ 29,570 $ 25,634 $ 28,898 Divided by Number of Days in the Quarter 91 90 91 Multiplied by the Number of Days in the Year 365 365 365 Annualized PTPP Earnings $ 118,605 $ 103,960 $ 115,910 Divided by Total Average Assets $ 7,944,720 $ 8,045,246 $ 7,474,951 PTPP ROAA (Annualized) 1.49% 1.29% 1.55 % Divided by Total Average Stockholder's Equity $ 667,323 $ 722,504 $ 672,698 PTPP ROAE (Annualized) 17.77% 14.39% 17.23% 22 DOLLARS IN THOUSANDS, UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ORIGIN BANCORP, INC. _______ Six Months Ended June 30, 2022 June 30, 2021 Calculation of PTPP Earnings: Net Income $ 41,994 $ 53,246 Plus: Provision for Credit Losses 3,125 (4,197) Plus: Income Tax Expense 10,085 12,783 PTPP Earnings $ 55,204 $ 61,832 Calculation of PTPP ROAA and PTPP ROAE: PTPP Earnings $ 55,204 $ 61,832 Divided by Number of Days in the Quarter 181 181 Multiplied by the Number of Days in the Year 365 365 Annualized PTPP Earnings $ 111,323 $ 124,689 Divided by Total Average Assets $ 7,994,705 $ 7,428,978 PTPP ROAA 1.39% 1.68 % Divided by Total Average Stockholder's Equity $ 694,761 $ 665,322 PTPP ROAE 16.02% 18.74 % Calculation of Adjusted Efficiency Ratio: Net Interest Income $ 112,006 $ 109,531 Less: Insurance and Mortgage Net Interest Income 1,957 1,982 Noninterest Income 30,122 29,569 Less: Insurance and Mortgage Noninterest Income 18,599 14,163 Adjusted Total Revenue $ 121,572 $ 122,955 Total Noninterest Expense $ 86,924 $ 77,268 Less: Insurance and Mortgage Noninterest Expense 17,023 14,216 Adjusted Total Expense $ 69,901 $ 63,052 GAAP Efficiency Ratio 61.16% 55.55 % Adjusted Efficiency Ratio 57.50 51.28 23 DOLLARS IN THOUSANDS, UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES